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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               January 21, 1999
                               ----------------
               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
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            (Exact name of registrant as specified in its charter)

       Delaware                     1-7725                   36-2687938
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  (State of incorporation)       (Commission               (IRS Employer
                                   File No.)            Identification No.)

                6111 North River Road, Rosemont, Illinois 60018
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             (Address of principal executive offices)  (Zip code)

                                (847) 698-3000
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              Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Underwriting Agreement dated January 21, 1999 by and among the Company, and Salomon Smith Barney Inc., Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Montgomery Securities LLC, Warburg Dillon Read LLC, Barclays Capital Inc. and Credit Lyonnais Securities (USA) Inc. (the "Underwriters").

     1.2 Terms Agreement dated January 21, 1999 by and among the Company and the Underwriters.

     4.1 Form of Specimen Global Note relating to the Company's 6% Notes Due January 30, 2002.

     4.2 Form of Specimen Definitive Note relating to the Company's 6% Notes Due January 30, 2002.

     5. Opinion of Jeremiah M. Fitzgerald, Esq., Vice President and General Counsel of the Registrant relating to the legality of the Company's 6% Notes Due January 30, 2002.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMDISCO, INC.


Date:  January 26, 1999         By:  /s/ John J. Vosicky
                                     -----------------------------------------
                                     John J. Vosicky, Executive Vice President
                                     and Chief Financial Officer

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